UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 297-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Update on Potential Separation of Consumer Business

As Masimo Corporation (“Masimo”) previously disclosed, Masimo entered into a non-binding term sheet with a third party (the “Potential JV Partner”) pursuant to which Masimo would sell the majority stake of its consumer audio and consumer health businesses to a joint venture (the “Potential JV”) and the Potential JV Partner would make a cash payment to Masimo and also contribute cash to the Potential JV. The Potential JV Partner subsequently provided to Masimo a non-binding term sheet confirmation regarding the Potential JV (the “Term Sheet Confirmation”).

In connection with the Term Sheet Confirmation, Masimo agreed to grant the Potential JV Partner a one-time extension of the parties’ exclusivity arrangement with respect to the Potential JV to mid-August. The exclusivity period has expired, but Masimo and the Potential JV Partner are actively continuing their discussions and negotiations regarding the Potential JV without exclusivity.

Masimo has separately received unsolicited inbound requests from other potential acquirors of its consumer audio business. In parallel with Masimo’s continued discussions with the Potential JV Partner, with the expiration of Masimo’s prior exclusivity restrictions, Masimo, through its financial advisor, Morgan Stanley, intends to commence discussions with the parties. Masimo’s Board of Directors will seek and evaluate the optimal value-maximizing structure of the separation of Masimo’s consumer business, including a joint venture, spin-off of the consumer business into a new public company or complete sale of the consumer audio business, either with or without the consumer health business. In all cases, Masimo would retain its professional healthcare and telehealth/telemonitoring products.

As stated during Masimo’s conference call to discuss the company’s second quarter 2024 results, Masimo intends to act decisively to execute on separating its consumer business through a transaction unanimously approved by Masimo’s Board of Directors that best maximizes value for Masimo’s stockholders and places the company on the best path to meet its long-term goal of $8 earnings per share in five years. Masimo expects to provide stockholders with further updates regarding the separation of the company’s consumer business as they develop.

The foregoing description does not purport to contain or present all information relating to the Potential JV, or a potential sale or spinoff of Masimo’s consumer business, and the final terms of any potential transaction may differ materially from what is described in this Current Report on Form 8-K (this “Form 8-K”) and the Term Sheet Confirmation.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the Potential JV, the status of ongoing discussions between Masimo and the Potential JV Partner, the ability of the parties to enter into the Potential JV and the Potential JV Partner’s interest in acquiring a majority of Masimo’s consumer business, the terms of the Potential JV transaction or any other potential separation of Masimo’s consumer business, including a possible spin-off of the consumer business, the status of ongoing discussions between Masimo and other potential joint venture partners or acquirors of its consumer audio and consumer health businesses, the ability of the parties to enter into a potential transaction, the terms of a potential transaction with such other potential joint venture partners or acquirors or any other potential separation of Masimo’s consumer business, including a possible spin-off of the consumer business (each potential transaction involving the separation of Masimo’s consumer business, including the Potential JV transaction, the “Potential Separation”), and any expectation of earnings, revenues or other financial items related to the Potential Separation, the expectation that the proposed separation will maximize stockholder value or be the best path for success, Masimo’s earnings per share target and Masimo’s expectation around providing stockholders with further updates regarding the Potential Separation. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause Masimo’s actual results to differ materially and adversely from those expressed in Masimo’s forward-looking statements as a result of various risk factors, including, but not limited to: the risk that the Potential Separation may not be entered into or completed in a timely manner or at all; the failure to receive, on a timely basis or otherwise, any required approvals of the Potential Separation by Masimo’s Board of Directors and/or regulatory authorities; the effect of the announcement or pendency of the Potential Separation on Masimo’s ability to attract, motivate or retain key executives and employees, Masimo’s ability to maintain relationships with its business counterparties, or its operating results and business generally; risks related to the Potential Separation diverting management’s attention from Masimo’s ongoing business operations; the amount of costs, fees and expenses related to the Potential Separation; the risk that the Potential Separation, if entered into and completed, will not achieve its intended benefits; risks relating to evolving legal, regulatory and tax regimes, as well as other factors and risks discussed in the “Risk Factors” section of Masimo’s most recent reports filed with the Securities and Exchange Commission (the “SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, Masimo does not know whether its expectations will prove correct. All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in its most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this Form 8-K.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: August 16, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

3